UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

TYN LISTED NYSE

Yield

Growth

Quality

2008 Annual Report

November 30, 2008

...Steady Wins®

Company at a Glance

     Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Master Limited Partnerships. During October and November of 2008, weak MLP performance required TYN to sell some investments and pay off leverage in order to comply with the coverage ratios as mandated by the Investment Company Act of 1940 and by loan documents. The weak relative performance of MLPs compared to Canadian Royalty and Income Trusts presented an opportunity for TYN to sell Canadian holdings and use the proceeds to reduce leverage. On Dec. 01, 2008 TYN’s investment strategy was expanded to allow the company, under normal conditions, to invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of MLPs, including oil and gas exploitation, energy infrastructure and energy shipping companies.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on dividend income paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

Tortoise North America Investment Features

Tortoise North America provides stockholders an alternative to investing directly in MLPs and their affiliates. Tortoise North America offers investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features of Tortoise North America include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

Summary Financial Information (Unaudited)

Year Ended November 30	2008
Market value per share	$9.25
Net asset value per share	10.78
Total net assets	49,715,646
Net unrealized depreciation of investments (excluding interest rate swaps and
foreign currency transactions)	(55,190,434)
Net investment income	1,968,518
Net realized loss on investments, interest rate swaps and foreign currency transactions	(19,204,881)
Total investment return based on market value(1)	(56.0)%

(1) See footnote 5 to the Financial Highlights on page 13 for further disclosure.

Allocation of Portfolio Assets by Country

Industry	Canada	United States	Other Foreign	Total Fair Value
Crude/Refined Products Pipelines	$238,808	$24,487,894	$—	$24,726,702
Natural Gas/Natural Gas Liquids Pipelines	897,101	13,968,647	—	14,865,748
Oil and Gas Exploitation and Production	2,080,000	9,532,648	—	11,612,648
Shipping	—	288,928	2,927,710	3,216,638
Oil Sands Producers	3,065,000	—	—	3,065,000
Electric Generation/Services	—	2,560,000	—	2,560,000
Propane Distribution	—	1,570,583	—	1,570,583
Natural Gas Gathering/Processing	—	940,216	—	940,216
Cash Equivalents	—	4,207,905	5,928,314	10,136,219
Total Investment Portfolio	$6,280,909	$57,556,821	$8,856,024	$72,693,754

(Unaudited)
	2008 Annual Report	1

January 13, 2009

Dear Stockholders,

For TYN, 2008 was a year of change. Volatility in the financial markets set the stage as the Dow Jones Industrial Average closed 2008 with its third worst calendar year since its inception. Performance of the Wachovia MLP Index for the twelve months ended Nov. 30, 2008 was -35.6 percent, representing the worst period in the history of MLPs. Canadian Royalty and Income Trusts, as represented by S&P/TSX Capped Energy Trust Index, reflected a total return of -33.5 percent during the same period. These returns are based on market value, including the reinvestment of quarterly distributions. We entered the year with TYN holding a balanced portfolio of Canadian Royalty and Income Trusts and U.S. MLPs and affiliates, with total leverage (debt and preferred) representing 33.1 percent of total assets and a total leverage asset coverage ratio of 295 percent. During 2008, the weak performance of MLPs in October and November required us to sell some investments and pay down leverage in order to comply with the coverage ratios as mandated by the Investment Company Act of 1940 and our loan documents. Therefore, we sold Canadian holdings and used the proceeds to reduce leverage (both debt and preferred). As Canadian Royalty and Income Trusts outperformed MLPs, we believed that MLPs represented greater values. Our unaudited balance sheet as of Dec. 31, 2008 reflected total leverage as a percentage of assets of 21 percent and a total leverage asset coverage ratio of 474 percent.

Subsequent to our fiscal year end, we took advantage of the relatively more attractive valuations in the MLP market by reallocating proceeds from the sale of Canadian securities into MLPs. As a result, going forward we expect to be treated as a regular taxable corporation rather than a regulated investment company. Accordingly, we will record a deferred tax liability or deferred tax asset to reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes, subject to a valuation allowance for deferred tax assets as appropriate. If we had been taxed as a corporation on Nov. 30, 2008, the balance sheet would have reflected a net deferred tax asset of approximately $5.5 million or $1.19 per share, comprised of a gross deferred tax asset of approximately $18.2 million and a valuation allowance of $12.7 million. Additional information on our expected change in tax status is discussed in Note 16 in our Notes to Financial Statements and will be included in subsequent quarterly reports.

Market Overview and Outlook

Canadian Trusts

The decline in crude oil and natural gas prices in the second half of 2008 resulted in distribution cuts ranging between 19 to 40 percent in 8 of 20 Canadian Royalty Trusts. Oil sands producers were also impacted by the deteriorating near-term oil price outlook and credit market constraints as a number of oil sands projects have been deferred or cancelled. Lastly, in 2008 the Canadian government announced that a conversion from a trust to a corporation would be a tax-free transaction. In 2008, two Canadian trusts converted to corporations. We would expect this trend to continue as trusts become tax-paying entities beginning in 2011. These factors, combined with our view of relative value, contributed to our decision to sell Canadian trusts to reduce leverage, and to reallocate assets out of Canada and into MLPs.

Master Limited Partnerships

Against a very difficult backdrop of broad, global economic recession, major institution failures and bailouts, and the accompanying collapse of most major asset class valuations, MLPs were further challenged by selling pressure from deleveraging and unwinding of total return swaps. The MLP market, represented by the Wachovia MLP Index, reflected a total return of -32.0 percent for the fourth quarter ended Nov. 30, 2008 and -35.6 percent for the twelve months ended Nov. 30, 2008. These returns are based on market value, including the reinvestment of quarterly distributions. Despite these conditions, 43 of 73 MLP companies increased distributions in their third quarter ended Sept. 30, 2008.

We believe the fundamentals of the pipeline companies remain intact. These companies offer low commodity price exposure, modest leverage ratios, ample liquidity and adequate distribution coverage ratios to sustain distributions in a prolonged recessionary environment. On the other hand, the recent fundamentals of the gathering and processing and oil and gas exploitation and production sectors are more exposed to commodity prices, which declined sharply in the second half of 2008. Currently, our exposure to the natural gas gathering and processing, and oil and gas exploitation and production segments is limited to 24 percent. The companies in our portfolio seek to reduce cash volatility using multi-year hedging strategies, as well as maintaining relatively higher distribution coverage ratios. It may become challenging for these companies to sustain current distribution levels if low commodity prices extend for periods beyond their current hedge positions. According to Bloomberg, consensus estimates for crude oil and natural gas prices in 2009 are $60.00 and $6.88, respectively. The current spot price for crude oil and natural gas is below $40.00 and $5.00, respectively. Should commodity prices remain low for an extended period, we may reposition our portfolio into MLPs with less commodity price exposure.

MLP distribution yields continue to compare favorably to similarly risked assets including REITs and utilities, as indicated by the chart below.

Distribution Comparison

We expect overall MLP distribution growth rates in 2009 to moderate as a consequence of higher costs of capital and challenging credit markets and the overall economic slowdown. Of course, the current economic slowdown, if sustained for a long period of time, could result in a decline in the distributions we receive.

(Unaudited)
2	Tortoise North American Energy Corp.

However, the assets operated by MLPs provide essential services and exhibit high barriers to entry. We expect pipeline MLPs to sustain their distributions despite a U.S. economic recession and a worldwide economic slowdown. In the long term, we expect annual end user demand for energy to grow by one percent. In addition, MLPs have already announced capital projects of more than $27 billion which should drive distribution growth in the longer term.

Performance Review

For the quarter ended Nov. 30, 2008, our stock price declined along with the lower valuations for the MLP sector. Our total return was -55.2 percent, and our total return for the fiscal year was -56.0 percent. These returns are based on market value, including the reinvestment of quarterly distributions.

Our total assets decreased from $195.2 million on Nov. 30, 2007 to $75.3 million on Nov. 30, 2008. This decrease resulted primarily from the decrease in the value of our investments and from the sale of investments to reduce our leverage, which occurred primarily in the fourth quarter.

A majority of the MLPs in our portfolio increased their distributions to us this year. Our MLP investments as of Nov. 30, 2008, increased their distributions an average of 12.6 percent for the fiscal year as compared to the prior year, an indication that we were correct in our belief that MLPs would sustain distributions during the economic weakness experienced in 2008.

We paid a distribution of $0.42 per common share ($1.68 annualized) to our stockholders on Nov. 28, 2008, our 8th consecutive quarterly distribution since full investment of initial public offering proceeds. This is the same distribution we paid last quarter, and is a 13.5 percent increase over the distribution paid in the same quarter of the prior year, representing an annualized yield of 18.2 percent based on the closing price of $9.25 on Nov. 30, 2008. As a result of TYN’s sale of Canadian Royalty and Income Trusts, we no longer hold a majority of foreign assets. Consequently, TYN stockholders will not receive a 2008 foreign source income tax credit. For tax purposes, 93.5 percent of distributions paid in fiscal year 2008 were treated as return of capital and 6.5 percent were characterized as long-term capital gain. Based upon our current expectations, we believe our portfolio companies will continue to pay us distributions which will allow quarterly distributions to our stockholders of not less than $0.36 during fiscal year 2009. Any distribution paid to our stockholders will depend on the actual performance of our investments, our costs of leverage and other operating expenses and will be subject to the approval of our Board and compliance with asset coverage requirements of the Investment Company Act of 1940 Act and the covenants of our leverage agreements.

While we believe the longer term distribution growth will return for our stockholders, we are cognizant of the uncertain and volatile economic environment that presently exists. While economic factors we cannot control will impact the health of the MLP sector, we will continue to manage toward the goal of distribution growth to our stockholders. We also acknowledge that we and the MLPs in which we invest are experiencing more uncertainty than in previous years which make any predictions difficult.

Leverage Review

Over the course of the year, we reduced our total leverage outstanding from $64.6 million to $25 million at Nov. 30, 2008. Our remaining leverage consisted of $15 million in fixed rate senior notes and $10 million in preferred stock. The preferred stock was subsequently redeemed in December 2008.

We are, and intend to remain, in compliance with our asset coverage ratios under the Investment Company Act of 1940 and our basic maintenance covenants, and will continue to report our ratios to you weekly on our Web site as long as the market value of our holdings remains volatile.

Investment Review

Although the weakened market in fiscal 2008 limited our ability to finance MLP growth projects at previous levels, we completed a $2.5 million direct placement in Copano Energy, L.L.C. We have completed nine direct placements and IPO purchases totaling approximately $29.8 million since our inception in October 2005.

Conclusion

We have taken significant steps to manage through a difficult quarter and year. We have responded to weak valuations by decreasing leverage, and have fixed the rate on the remaining leverage. During the year we were able to moderately increase distributions to our stockholders. While we expect the next year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospects for MLP investments is attractive.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1)	As of 11/28/08. The Wachovia MLP Index is a float-adjusted, capitalization-weighted index of energy master limited partnerships with a market capitalization of at least $200 million at the time of inclusion.
(2)	As of 11/30/08. The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in an index. Includes return of capital component, if any.
(3)	As of 11/30/08. The Dow Jones Utility Average Index is an unmanaged price-weighted index composed of stocks of 15 utility companies listed on the NYSE. It is not possible to invest directly in an index.
(4)	Excludes foreign source tax credit for Canadian income tax withheld.

(Unaudited)
	2008 Annual Report	3

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2007	2008
	2007	2008	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$2,775	$3,736	$697	$782	$941	$1,009	$1,004
Dividends paid in stock	2,106	2,602	564	588	661	695	658
Dividends from common stock	625	1,136	186	182	235	397	322
Distributions received from Canadian trusts	6,478	5,681	1,672	1,698	1,584	1,350	1,049
Interest and dividend income	1,173	1,627	331	331	423	398	475
Foreign tax withheld	(1,001)	(558)	(268)	(147)	(182)	(89)	(140)
Total from investments	12,156	14,224	3,182	3,434	3,662	3,760	3,368
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	1,455	1,430	368	372	401	392	265
Other operating expenses	504	544	97	129	131	130	154
	1,959	1,974	465	501	532	522	419
Distributable cash flow before leverage costs and current taxes	10,197	12,250	2,717	2,933	3,130	3,238	2,949
Leverage costs(2)	3,307	4,092	928	1,041	1,181	1,119	751
Current foreign tax expense	23	40	10	10	10	10	10
Distributable Cash Flow(3)	$6,867	$8,118	$1,779	$1,882	$1,939	$2,109	$2,188

Distributions paid on common stock	$6,666	$7,345	$1,707	$1,718	$1,753	$1,937	$1,937
Distributions paid on common stock per share	1.4450	1.5925	0.3700	0.3725	0.3800	0.4200	0.4200
Payout percentage for period(4)	97.1%	90.5%	96.0%	91.3%	90.4%	91.8%	88.5%
Net realized gain (loss) on investments	5,819	(15,494)	2,107	253	10,580	(1,391)	(24,936)
Total assets, end of period	195,221	75,330	195,221	188,914	204,091	175,462	75,330
Average total assets during period(5)	185,198	175,731	191,882	189,371	194,948	198,422	130,502
Leverage (long-term debt obligations, preferred stock
and short-term borrowings)(6)	64,600	25,000	64,600	55,000	58,950	55,000	25,000
Leverage as a percent of total assets	33.1%	33.2%	33.1%	29.1%	28.9%	31.3%	33.2%
Net unrealized appreciation (depreciation), end of period	17,188	(33,436)	17,188	18,190	22,122	5,551	(33,436)
Net assets, end of period	125,702	49,715	125,702	125,910	138,973	116,783	49,715
Average net assets during period(7)	125,424	113,045	128,473	123,742	126,644	123,923	74,690
Net asset value per common share	27.25	10.78	27.25	27.30	30.13	25.32	10.78
Market value per common share	23.10	9.25	23.10	23.45	25.37	21.61	9.25
Shares outstanding	4,612,640	4,612,640	4,612,640	4,612,640	4,612,640	4,612,640	4,612,640

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments
(net of foreign taxes withheld)	6.56%	8.09%	6.65%	7.29%	7.56%	7.54%	10.38%
Operating expenses before leverage costs and current taxes	1.06%	1.12%	0.97%	1.06%	1.10%	1.05%	1.29%
Distributable cash flow before leverage costs and current taxes	5.50%	6.97%	5.68%	6.23%	6.46%	6.49%	9.09%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.48%	7.18%	5.55%	6.12%	6.16%	6.77%	11.78%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before current foreign tax expense” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations and amortization of debt issuance costs; decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements; and adjusted to reflect distributions received from Canadian trusts on a cash basis.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of November 30, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

4	Tortoise North American Energy Corp.

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Since inception, our investment strategy has included investing in publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs). The investment strategy has been expanded to allow us to invest at least 80 percent of our total assets in equity securities of MLPs, including oil and gas exploitation, energy infrastructure and energy shipping companies. This facilitates the re-positioning of the portfolio as discussed in the letter to stockholders. We are a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for the year ended November 30, 2008. Effective December 1, 2008, we intend to be treated as a taxable corporation for federal and state income tax purposes and will reflect deferred tax assets or liabilities on our balance sheet according to generally accepted accounting principles. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

During the 4th quarter 2008, market values of MLPs and RITs, along with many other equity securities, experienced substantial declines. As a result, our capital structure was adversely impacted, which required us to selectively liquidate portfolio holdings and redeem portions of our leverage. While this strengthened our ability to comply with our coverage ratios, it has weakened our ability to grow our distributions to stockholders. Our results discussed below reflect the impact of market value declines and net portfolio sales through reduced income and expenses.

As outlined in our letter to stockholders and in the following discussion, we have taken significant steps to manage through a difficult period. While we expect the next year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospect for MLPs is attractive.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed below and in Note 2 in the Notes to Financial Statements.

Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.

Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. We pay distributions out of our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distributions throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, leverage costs, and current foreign income taxes paid, if any. Each are summarized for you in the key financial data table on page 4 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current foreign taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

(Unaudited)
	2008 Annual Report	5

Management’s Discussion (Continued)

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. During the last year, the economy has been retrenching. Many economists are forecasting a decline in consumer and capital spending which may lead some MLPs to slow distribution growth or possibly reduce distributions.

Total distributions received from our investments relating to DCF for the 4th quarter 2008 was approximately $3.4 million, representing a 6 percent increase as compared to 4th quarter 2007 and 10 percent decrease as compared to 3rd quarter 2008. These changes reflect the result of net portfolio sales for both the 4th quarter 2008 and year ended 2008, net distribution increases from our investments and the refund of withheld foreign taxes. Total distributions received from investments will be reduced by the sale of investments to reduce our leverage.

As disclosed in Note 15 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of our expected Canadian dividends. The impact of the change in Canadian to U.S. dollar exchange rates on the U.S. value of Canadian dollar distributions we receive is reflected in our Statement of Operations. When the actual or anticipated Canadian to U.S. dollar exchange rate is above 1.131, we reflect realized or unrealized gain. We reflect a realized or unrealized loss when the actual or anticipated exchange rate is below 1.131. At November 30, 2008, the exchange rate was 1.2379. We realized a net gain on forward foreign currency contracts of approximately $114,000 for the 4th quarter 2008.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.29 percent of average total assets for the 4th quarter 2008 as compared to 0.97 percent for the 4th quarter 2007 and 1.05 percent for the 3rd quarter 2008. Advisory fees for the 4th quarter 2008 decreased 32 percent from 3rd quarter 2008, as a result of reduced average managed assets. The increase in our expense ratio was the result of increased other operating expenses, primarily non-recurring professional fees associated with the reduction of leverage, as a percent of decreased average total assets.

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser agreed to waive an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008. Effective January 1, 2009 through December 31, 2009, the Adviser has agreed to waive an amount equal to 0.10 percent of average monthly managed assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs were approximately $751,000 in 4th quarter 2008 as compared to $928,000 for the 4th quarter 2007 and $1.1 million for the 3rd quarter 2008, as detailed below.

	4Q 07	3Q 08	4Q 08
Interest expense	$652,499	$853,380	$594,692
Agent fees	42,209	13,288	2,947
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(12,363)	98,464	—
Distributions to preferred stockholders	246,046	153,693	153,837
Total leverage costs	$928,391	$1,118,825	$751,476
Average outstanding leverage (in millions)	$56.0	$75.3	$49.9

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 6.06 percent for the 4th quarter 2008 as compared to 5.91 percent for the 3rd quarter 2008, and 6.65 percent for 4th quarter 2007. The increase of 15 basis points from 3rd quarter 2008 to 4th quarter 2008 reflects the redemption of various tranches of our fixed-rate notes and the elimination of swap settlement costs.

Subsequent to quarter end, we redeemed the remaining money market preferred shares. As a result, our interest cost of long-term leverage is now fixed at 5.56 percent.

Earlier this year, our auctions, like most others, began resetting at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. Additional information on our leverage is included in the Liquidity and Capital Resources section below.

While historically we utilized interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated all of our swap contracts as a result of changes in our leverage structure. Information on swap contracts is outlined in Note 14 in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2008, our DCF was approximately $2.2 million, an increase of 23 percent as compared to 4th quarter 2007 and 4 percent as compared to 3rd quarter 2008. These increases are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $1.9 million, or 88.5 percent of DCF during the quarter. On a per share basis, we declared a $0.42 distribution on November 10, 2008. This is an increase of 13.5 percent as compared to 4th quarter 2007 and is equal to the distribution paid in 3rd quarter 2008. The decision to not increase our 4th quarter 2008 distribution, although DCF was available, reflects our need to first assess future DCF projections once our portfolio re-positioning is completed. For the fiscal year ended November 30, 2008, we paid a total distribution of $1.5925 per share representing 90.5 percent of DCF. This is an increase of approximately 10.2 percent as compared to total distributions of $1.445 per share representing 97.1 percent of DCF for the fiscal year ended November 30, 2007.

Factoring in recent portfolio sales to fund leverage reductions, moderate to no increases in projected distribution income from MLPs, change in fee waiver and our cost of leverage, we currently expect to pay quarterly distributions to our stockholders of not less than $0.36 during fiscal year 2009. This represents a current estimate and is subject to change based upon actual results and Board approval.

Liquidity and Capital Resources

We had total assets of $75 million at fiscal year end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 4th quarter 2008, total assets decreased from $175 million to $75 million, a decrease of $100 million. This change was primarily the result of unrealized depreciation of investments of approximately $39 million and net portfolio sales of approximately $46 million, during the quarter.

As a result of the substantial decline in the value of our portfolio investments and the desire to maintain our asset coverage ratios, we redeemed $30 million in leverage during the 4th quarter 2008. We completed a $15 million tender offer for our Notes on November 5, 2008, and an additional $15 million tender offer for our Notes on November 26, 2008. Both redemptions were completed at 102 percent of par. Details of these transactions are disclosed in Note 12 in our Notes to Financial Statements.

Total leverage outstanding at November 30, 2008 of $25 million is comprised of $15 million in senior notes and $10 million in money market preferred shares. Total leverage represented 33.2 percent of total assets at November 30, 2008. Subsequent to year end, we redeemed the remaining $10 million of our money market preferred shares. Information on this redemption is disclosed in Note 16 in our Notes to Financial Statements.

(Unaudited)
6	Tortoise North American Energy Corp.

Management’s Discussion (Continued)

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

Taxation of our Distributions

For tax purposes, distributions paid to common stockholders for the fiscal year ended November 30, 2008 were comprised of approximately 6 percent long-term capital gains and 94 percent return of capital. Tax information will be reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

We intend to be taxed as a C Corporation for the fiscal year beginning December 1, 2008, accruing federal and state taxes based on taxable earnings and profits, if any. In the event we have earnings and profits, all or a portion of the distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. Distributions paid on common shares in excess of the portion characterized as dividend income will be return of capital.

We are subject to certain Canadian withholding taxes on income received from any Canadian investments in our portfolio. In order for the payment of those taxes to flow through to stockholders as a foreign tax credit, more than 50 percent of our investments at November 30, 2008 must have been foreign investments. At November 30, 2008, we had approximately 21 percent of our investments in foreign assets, and will not report a foreign tax credit to stockholders for 2008.

(Unaudited)
	2008 Annual Report	7

SCHEDULE OF INVESTMENTS November 30, 2008

	Shares	Fair Value
Canadian Trusts — 2.3%(1)
Crude/Refined Products Pipelines — 0.5%(1)
Pembina Pipeline Income Fund	19,500	$238,808
Natural Gas/Natural Gas Liquids Pipelines — 1.8%(1)
Enbridge Income Fund	115,800	897,101
Total Canadian Trusts (Cost $1,665,351)		1,135,909

Common Stock — 5.9%(1)

Republic of the Marshall Islands — 5.9%(1)
Shipping — 5.9%(1)
Navios Maritime Partners L.P.	197,000	872,710
Teekay Offshore Partners L.P.	205,500	2,055,000
Total Common Stock (Cost $7,201,621)		2,927,710

Master Limited Partnerships and
Related Companies — 101.9%(1)

United States — 101.9%(1)
Crude/Refined Products Pipelines — 49.0%(1)
Enbridge Energy Management, L.L.C.(2)	298,383	8,417,392
Kinder Morgan Management, LLC(2)	322,511	13,303,593
Magellan Midstream Partners, L.P.	21,900	657,438
NuStar Energy L.P.	20,000	796,000
Plains All American Pipeline, L.P.	23,900	817,141
SemGroup Energy Partners, L.P.	37,000	98,050
TEPPCO Partners, L.P.	12,000	272,280
		24,361,894
Natural Gas/Natural Gas Liquids Pipelines — 28.1%(1)
El Paso Pipeline Partners, L.P.	95,300	1,681,092
Energy Transfer Partners, L.P.	200,900	6,655,817
ONEOK Partners, L.P.	22,300	1,039,849
TC PipeLines, LP	203,451	4,591,889
		13,968,647
Natural Gas Gathering/Processing — 1.9%(1)
Copano Energy, L.L.C.(3)(4)	95,260	940,216
Oil and Gas Exploitation and Production — 19.2%(1)
BreitBurn Energy Partners L.P.	302,400	2,567,376
Encore Energy Partners LP	25,100	361,189
EV Energy Partners, L.P.	76,800	1,013,760
Legacy Reserves, LP	92,300	831,623
Linn Energy, LLC	232,000	3,155,200
Pioneer Southwest Energy Partners L.P.	106,900	1,603,500
		9,532,648
Propane Distribution — 3.1%(1)
Inergy, L.P.	94,386	1,570,583
Shipping — 0.6%(1)
OSG America L.P.	62,135	288,928
Total Master Limited Partnerships and Related
Companies (Cost $65,160,620)		50,662,916

	Principal
	Amount
Corporate Bonds — 15.7%(1)

Canada — 10.3%(1)
Oil and Gas Exploitation and Production — 4.2%(1)
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015(4)	$4,000,000	2,080,000
Oil Sands Producers — 6.1%(1)
OPTI Canada Inc., 7.875%, 12/15/2014	5,500,000	2,090,000
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	975,000
		3,065,000

United States — 5.4%(1)
Crude/Refined Products Pipelines — 0.3%(1)
SemGroup, L.P., 8.75%, 11/15/2015(3)(4)(5)	6,300,000	126,000
Electric Generation/Services — 5.1%(1)
Texas Competitive Electric Holdings Co LLC,
10.25%, 11/01/2015(4)	4,000,000	2,560,000
Total Corporate Bonds (Cost $22,709,832)		7,831,000
	Shares
Short-Term Investments — 20.4%(1)

Ireland — 11.9%(1)
Fidelity Institutional Cash Fund PLC, 2.39%(6)(7)	7,338,660	5,928,314

United States — 8.5%(1)
Evergreen Institutional Class Money
Market Fund, 2.08%(6)	4,207,905	4,207,905
Total Short-Term Investments (Cost $10,069,416)		10,136,219
Total Investments — 146.2%(1)
(Cost $106,806,840)		72,693,754
Forward Foreign Currency Contracts — 1.4%(1)
Canadian Dollar Currency Contracts —
Unrealized Appreciation(8)		678,138
Other Assets and Liabilities — 2.7%(1)		1,343,754
Long-Term Debt Obligations — (30.2%)(1)		(15,000,000)
Preferred Shares at Redemption Value — (20.1%)(1)		(10,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$49,715,646

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $6,681,216 which represents 13.4% of net assets. See Note 9 to the financial statements for further disclosure.
(5)	On July 22, 2008, SemGroup, L.P. announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as well as an application for creditor protection under the Companies’ Creditors Arrangement Act in Canada. Following the filing, the security no longer produced income.
(6)	Rate reported is the current yield as of November 30, 2008.
(7)	Value of shares denominated in Canadian dollars.
(8)	See Note 15 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8	Tortoise North American Energy Corp.

STATEMENT OF ASSETS & LIABILITIES November 30, 2008

Assets
Investments at fair value (cost $106,806,840)	$72,693,754
Foreign currency at fair value (cost $1,263,890)	1,263,890
Receivable for Adviser expense reimbursement	27,376
Receivable for investments sold	56,610
Interest and dividend receivable, net of $151,448 allowance
for doubtful accounts	535,051
Unrealized appreciation of forward foreign currency contracts	678,138
Prepaid expenses and other assets	75,388
Total assets	75,330,207

Liabilities
Payable to Adviser	182,505
Distributions payable to preferred stockholders	2,420
Accrued expenses and other liabilities	398,041
Current tax liability	31,595
Long-term debt obligations	15,000,000
Total liabilities	15,614,561

Preferred Stock
$25,000 liquidation value per share applicable to
400 outstanding shares (800 shares authorized)	10,000,000
Net assets applicable to common stockholders	$49,715,646

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued
and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	98,872,875
Accumulated net investment loss, net of current foreign
tax expense	(847,741)
Accumulated net realized loss on investments, foreign
currency transactions and interest rate swaps	(14,878,463)
Net unrealized depreciation of investments, foreign currency, forward foreign currency contracts and translation of
other assets and liabilities denominated in foreign currency	(33,435,638)
Net assets applicable to common stockholders	$49,715,646

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$10.78

STATEMENT OF OPERATIONS Year Ended November 30, 2008
Investment Income
Distributions received from master limited partnerships	$3,736,884
Less return of capital on distributions	(3,147,247)
Net distributions from master limited partnerships	589,637
Dividend income from Canadian trusts
(including $465,656 from affiliate)	5,326,277
Dividends from common stock	1,136,488
Dividends from money market mutual funds	278,331
Interest income	1,345,794
Less foreign tax withheld	(470,906)
Total Investment Income	8,205,621

Operating Expenses
Advisory fees	1,691,430
Professional fees	207,286
Administration fees	101,048
Directors’ fees	78,799
Registration fees	45,212
Reports to stockholders	38,737
Custodian fees and expenses	14,731
Stock transfer agent fees	11,111
Other expenses	46,858
Total Operating Expenses	2,235,212
Interest expense	2,702,298
Amortization of debt issuance costs	753,216
Premium on redemption of long-term debt obligations	600,000
Agent fees	139,246
Total Interest, Debt Issuance, Redemption Premiums
and Agent Fees	4,194,760
Total Expenses	6,429,972
Less expense reimbursement by Adviser	(261,378)
Net Expenses	6,168,594
Net Investment Income, before Current Foreign Tax Expense	2,037,027
Current foreign tax expense	(68,509)
Net Investment Income	1,968,518

Realized and Unrealized Gain (Loss) on Investments,
Interest Rate Swaps and Foreign Currency Transactions
Net realized loss on investments (including $2,802,290
from affiliate)	(15,494,237)
Net realized loss on interest rate swap settlements	(541,549)
Net realized loss on termination of interest rate swap contracts	(2,116,581)
Net realized loss on forward foreign currency contracts	(236,537)
Net realized loss on foreign currency and translation of
other assets and liabilities denominated in foreign currency	(815,977)
Net realized loss on investments, interest rate swaps
and foreign currency transactions	(19,204,881)
Net unrealized depreciation of investments	(55,190,434)
Net unrealized appreciation of interest rate swap contracts	2,415,356
Net unrealized appreciation of foreign currency, forward foreign currency contracts and translation of other assets and
liabilities denominated in foreign currency	2,151,592
Net unrealized depreciation of investments, interest
rate swap contracts and foreign currency transactions	(50,623,486)
Net Realized and Unrealized Loss on Investments,
Interest Rate Swaps and Foreign Currency Transactions	(69,828,367)
Distributions to Preferred Stockholders	(781,097)
Net Decrease in Net Assets Applicable to Common
Stockholders Resulting from Operations	$(68,640,946)

See accompanying Notes to Financial Statements.

2008 Annual Report	9

STATEMENT OF CHANGES IN NET ASSETS Year Ended November 30
	2008	2007
Operations
Net investment income	$1,968,518	$3,329,704
Net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(19,204,881)	5,635,943
Net unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts,
translation of other assets and liabilities denominated in foreign currency and interest rate swap contracts	(50,623,486)	14,934,128
Distributions to preferred stockholders	(781,097)	(858,525)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(68,640,946)	23,041,250
Distributions to Common Stockholders
Net investment income	—	(4,138,173)
Net realized gain	(474,711)	(2,527,092)
Return of capital	(6,870,918)	—
Total distributions to common stockholders	(7,345,629)	(6,665,265)
Total increase (decrease) in net assets applicable to common stockholders	(75,986,575)	16,375,985
Net Assets
Beginning of year	125,702,221	109,326,236
End of year	$49,715,646	$125,702,221
Accumulated net investment income (loss), net of current foreign tax expense, at the end of year	$(847,741)	$1,194,985

See accompanying Notes to Financial Statements.

10	Tortoise North American Energy Corp.

STATEMENT OF CASH FLOWS Year Ended November 30, 2008

Cash Flows from Operating Activities
Purchases of long-term investments	$(60,362,580)
Proceeds from sales of long-term investments	107,312,840
Purchases of short-term investments, net	(227,654)
Distributions received from master limited partnerships	3,736,884
Dividend income from Canadian trusts	5,348,687
Interest and dividend income received	2,906,524
Interest paid on securities purchased, net	(366,958)
Purchases of foreign currency, net	(862,874)
Payments on interest rate swaps, net	(2,658,130)
Interest expense paid	(2,753,008)
Premium on redemption of long-term debt obligations	(600,000)
Income taxes paid	(36,955)
Operating expenses paid	(2,088,598)
Net cash provided by operating activities	49,348,178
Cash Flows from Financing Activities
Distributions paid to common stockholders	(7,345,629)
Distributions paid to preferred stockholders	(781,698)
Advances from revolving line of credit	37,050,000
Repayments on revolving line of credit	(46,650,000)
Redemption of preferred stock	(5,000,000)
Redemption of long-term debt obligations	(70,000,000)
Issuance of long-term debt obligations	45,000,000
Debt issuance costs	(174,445)
Net cash used in financing activities	(47,901,772)
Net increase in cash	1,446,406
Effect of exchange rate losses on foreign currency	(1,052,514)
Cash overdraft — beginning of year	(393,892)
Cash — end of year	$—

Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net decrease in net assets applicable to common
stockholders resulting from operations	$(68,640,946)
Adjustments to reconcile net decrease in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(60,362,580)
Return of capital on distributions received	3,147,247
Purchases of short-term investments, net	(227,654)
Proceeds from sales of long-term investments	107,369,450
Net unrealized depreciation of investments and
interest rate swap contracts	52,775,078
Net unrealized appreciation of foreign currency,
forward foreign exchange contracts and translation
of assets and liabilities denominated in foreign currency	(2,151,592)
Net realized loss on sales and maturities of investments
and foreign currency transactions	16,546,751
Amortization of market premium, net	18,979
Amortization of debt issuance costs	753,216
Distributions to preferred stockholders	781,097
Changes in operating assets and liabilities:
Increase in foreign currency	(862,874)
Decrease in interest and dividend receivable	253,064
Increase in receivable for investments sold	(57,243)
Increase in prepaid expenses and other assets	(930)
Increase in current tax liability	31,595
Decrease in payable to Adviser, net of expense
reimbursement	(92,899)
Increase in accrued expenses and other liabilities	68,419
Total adjustments	117,989,124
Net cash provided by operating activities	$49,348,178

See accompanying Notes to Financial Statements.

2008 Annual Report	11

FINANCIAL HIGHLIGHTS
				Period from
	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	November 30,	November 30,	November 30,	through
	2008	2007	2006	November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.25	$23.70	$23.95	$—
Public Offering Price	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income(4)	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	(0.17)	(0.12)	(0.06)	—
Net realized gain	—	(0.07)	(0.01)	—
Total distributions to preferred stockholders	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	—	(0.90)	(0.69)	—
Net realized gain	(0.10)	(0.55)	(0.12)	—
Return of capital	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$10.78	$27.25	$23.70	$23.95

Per common share market value, end of period	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	(55.98)%	9.28%	(5.39)%	0.00%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including current foreign tax expense) to average
net assets before waiver(6)(7)(8)(9)	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including current foreign tax expense) to average
net assets after waiver(6)(7)(8)(9)	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding current foreign tax expense) to average
net assets before waiver(6)(8)(9)(10)	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding current foreign tax expense) to average
net assets after waiver(6)(8)(9)(10)	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (including current foreign tax expense)
to average net assets before waiver(6)(7)(8)(9)	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (including current foreign tax expense)
to average net assets after waiver(6)(7)(8)(9)	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (excluding current foreign tax expense)
to average net assets before waiver(6)(8)(9)(10)	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (excluding current foreign tax expense)
to average net assets after waiver(6)(8)(9)(10)	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	36.69%	16.06%	12.01%	0.00%

See accompanying Notes to Financial Statements.

12	Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS (Continued)
				Period from
	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	November 30,	November 30,	November 30,	through
	2008	2007	2006	November 30, 2005
Short-term borrowings, end of period (000’s)	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	$149,289	$234,504	$207,210	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(13)	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $68,509, $22,447, $13,225 and $0 for the years ended November 30, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax expense.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current foreign taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long- term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 Annual Report	13

NOTES TO FINANCIAL STATEMENTS November 30, 2008

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”) and publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, “RITs”). The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2 . Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have an impact on its financial condition or results of operations. See Note 8 — Fair Value of Financial Instruments for further disclosure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

14	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital. Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $12,900 or $0.003 per share, a decrease in unrealized appreciation of investments of approximately $9,500 or $0.002 per share and an increase in realized gains on investments of approximately $22,400 or $0.005 per share for the period from December 1, 2007 through November 30, 2008.

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its notes and preferred stock following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its notes or the rating agency basic maintenance amount for the notes following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

H. Federal Income Taxation

Through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally was not subject to U.S. federal income tax on income and gains that it distributed each taxable year to stockholders if it met certain minimum distribution requirements. The Company was required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company was subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company made sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for U.S. federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax as well as foreign income taxes paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit. At November 30, 2008, less than 50 percent of the value of the Company’s assets consisted of stock or securities in foreign corporations; therefore, the Company did not qualify to pass through to its stockholders a foreign tax credit.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Company has analyzed the tax positions it has taken and has concluded that no provision is required under FIN 48 for any open tax year (2005-2008). The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amounts of such capitalized costs for the Series B and Series C Senior Notes issued in June 2008 were $96,914 and $77,531, respectively.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of SFAS 161 is not expected to have a material impact on the Company’s financial statements and related disclosure.

2008 Annual Report	15

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. Under normal conditions, the Company will have at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Under normal conditions, the Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs as of the date of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. See Note 16 for further disclosure. As of November 30, 2008, the fair value of investments in Canadian, United States and other foreign issuers were $6,280,909 (12.6 percent of net assets), $57,556,821 (115.8 percent of net assets) and $8,856,024 (17.8 percent of net assets), respectively.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets effective January 1, 2008 through December 31, 2008. For the period from January 1, 2007 through December 31, 2007, the Adviser waived fees in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets. The Adviser has contractually agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes

For the year ended November 30, 2008, the Company qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and distributed all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on certain foreign sourced income.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $(4,011,244) to accumulated net investment loss, $4,326,909 to accumulated net realized loss and $(315,665) to additional paid-in-capital.

The tax character of distributions paid to common and preferred stockholders during the years ended November 30, 2008 and 2007 were as follows.

		2008			2007
	Common	Preferred	Total	Common	Preferred	Total
Ordinary Income *	$—	$—	$—	$4,404,804	$565,368	$4,970,172
Long-Term Capital Gain	474,711	—	474,711	2,260,461	290,136	2,550,597
Return of Capital	6,870,918	781,097	7,652,015	—	—	—
Total Distributions	$7,345,629	$781,097	$8,126,726	$6,665,265	$855,504	$7,520,769

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated capital losses	$(14,878,462)
Unrealized depreciation	(34,111,972)
Other temporary differences	(171,408)
Distributable earnings	$(49,161,842)

For federal income tax purposes, capital losses may be carried forward and applied against future capital gains. The capital loss as of November 30, 2008 was $14,878,462. This capital loss may be carried forward for eight years and, accordingly, expire in the year ending November 30, 2016.

As of November 30, 2008, the aggregate cost of securities for federal income tax purposes was $104,986,659. At November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,122,133, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $34,415,038 and the net unrealized depreciation was $32,292,905.

6. Investment Transactions

For the year ended November 30, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $60,362,580 and $107,369,450 (excluding short-term and government securities), respectively.

7. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at November 30, 2008, November 30, 2007 and November 30, 2006.

8. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2008. These assets and liabilities are measured on a recurring basis.

16	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2008	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments	$72,693,754	$63,922,538	$7,831,000	$940,216
Forward Foreign Currency
Contracts	678,138	—	678,138	—

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the year ended
November 30, 2008
Fair value beginning balance	$—
Total unrealized losses included in net decrease in net assets applicable
to common stockholders	(1,560,359)
Net purchases, issuances and settlements	2,500,575
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	—
Fair value ending balance	$940,216

Upon adoption of FAS 157, the Company utilized an end of reporting period method for determining transfers into or out of Level 3 for quarterly reporting purposes through August 31, 2008. Under this method, the fair value of the asset (or liability, as applicable) at the end of the period was disclosed as a transfer into or out of Level 3, gains or losses for an asset that transferred into Level 3 during the period were excluded from the reconciliation, and gains or losses for an asset that transferred out of Level 3 were included in the reconciliation. The Company has determined that the beginning of reporting period method provides greater transparency of the effect that unobservable inputs have on fair value measures and, accordingly, this method is the basis for presenting the rollforward above. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

9. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2008.

				Fair	Fair
	Shares/			Value	Value as
	Principal	Acquisition	Acquisition	Per	Percent of
Company	Amount	Date(s)	Cost	Unit	Net Assets
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015	$4,000,000	04/25/08-	$4,257,500	N/A	4.2%
		07/31/08
Copano Energy, L.L.C. — Class D Common Units	95,260	03/14/08	2,500,575	$9.87	1.9
OPTI Canada Inc., 8.25%, 12/15/2014	$2,500,000	12/08/06-	2,533,250	N/A	1.9
		12/14/06
SemGroup, L.P., 8.75%, 11/15/2015	$6,300,000	11/04/05-	6,267,010	N/A	0.3
		04/16/08
Texas Competitive Electric Holdings Co LLC,
10.25%, 11/01/2015	$4,000,000	04/24/08-	4,150,000	N/A	5.1
		07/31/08
			$19,708,335		13.4%

The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $35.90 on March 7, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company.

10. Investment in Affiliate

Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated securities held by the Company as of November 30, 2008. A summary of affiliated transactions for the company which was an affiliate during the period from December 1, 2007 through November 30, 2008, is as follows:

	Share					November 30, 2008
	Balance	Gross	Gross	Realized	Dividend	Share	Fair
	11/30/07	Additions	Reductions	Gain	Income	Balance	Value
Spectra Energy
Income Fund	1,329,050	$ —	$14,754,107	$2,802,290	$465,656	—	$ —

11. Credit Facility

On April 25, 2007, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. On March 20, 2008, the Company entered into an extension of its unsecured credit facility with a termination date of March 20, 2009. On October 22, 2008, the credit agreement was amended to exclude Bank of Oklahoma, N.A. In addition, the amended credit agreement provides a revolving loan commitment amount of $15,000,000 from November 1, 2008, through and including December 31, 2008, and a loan commitment amount of $10,000,000 at all other times. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 0.75 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended November 30, 2008 was approximately $3,200,000 and 3.85 percent, respectively. At November 30, 2008, the Company had no outstanding borrowings under the credit facility.

12. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Series B Notes were issued on June 17, 2008 in the amount of $25,000,000. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On June 17, 2008, the Company issued $20,000,000 of Series C Notes with a fixed interest rate of 6.23 percent and a maturity date of June 17, 2015. On November 5, 2008 and November 26, 2008, the Company redeemed its Series C Notes in the

2008 Annual Report     17

NOTES TO FINANCIAL STATEMENTS
(Continued)

amount of $10,000,000 and $10,000,000, respectively. The Company paid a premium of $200,000 upon each redemption of the Series C Notes. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $36,615 and $36,309, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

On July 21, 2008, the Company fully redeemed its Series A Notes in the amount of $40,000,000. The weighted-average interest rate for the period from December 1, 2007 through July 21, 2008 (date of redemption) was 5.71 percent. This rate does not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $617,594 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

On November 5, 2008 and November 26, 2008, the Company partially redeemed its Series B Notes in the amount of $5,000,000 and $5,000,000, respectively. The Company paid a premium of $100,000 upon each redemption of the Series B Notes. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $16,873 and $16,515, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

Estimated fair value of the Series B Notes was calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate and the AAA corporate finance debt rate. At November 30, 2008, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of November 30, 2008.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$14,669,621	5.56%

13. Preferred Stock

The Company has 800 authorized shares of Money Market Preferred (“MMP”) Stock, of which 400 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the MMP Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on MMP Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The MMP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent. The MMP Stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MMP Stock.

On July 11, 2008, the Company partially redeemed MMP Stock at liquidation value in the amount of $5,000,000.

The distribution rate for MMP Stock as of November 30, 2008, was 2.90 percent, which is 200 percent of the applicable LIBOR as of the auction date of November 26, 2008. The weighted average distribution rate for MMP Stock for the year ended November 30, 2008, was 5.86 percent. These rates do not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. At November 30, 2008, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market.

14. Interest Rate Swap Contracts

The Company entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. At November 30, 2008, the Company had no outstanding interest rate swap contracts.

The table below shows the original notional amount at November 30, 2007, maturity date, fixed rate paid by the Company, floating rate received by the Company, termination date and the realized losses on the termination of the interest rate swap contracts with U.S. Bank, N.A. for the period from December 1, 2007 through November 30, 2008.

Notional		Fixed Rate	Floating Rate		Realized
Amount at	Maturity	Paid by the	Received by	Termination	Loss on
11/30/2007	Date	Company	the Company	Date	Termination
$10,000,000	3/10/2016	5.205%	1 month U.S. Dollar LIBOR	6/18/2008	$(447,346)
10,000,000	1/2/2013	5.250%	1 month U.S. Dollar LIBOR	6/18/2008	(431,547)
20,000,000	4/17/2010	5.150%	1 month U.S. Dollar LIBOR	6/18/2008	(588,553)
15,000,000	12/23/2018	5.065%	1 month U.S. Dollar LIBOR	7/7/2008	(649,135)
					$(2,116,581)

18     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

15. Forward Foreign Currency Contracts

The Company has entered into forward foreign currency contracts with U.S. Bank, N.A. to protect the value of income received from investments denominated in foreign currency against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The fair value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. No collateral is required to be posted under the terms of the contracts. Details of the forward foreign currency contracts outstanding as of November 30, 2008, are as follows:

Maturity	Currency To		Currency To		Unrealized
Date	Receive		Deliver		Appreciation
02/20/09	USD	994,695	CAD	1,125,000	$84,133
05/21/09	USD	994,695	CAD	1,125,000	80,593
08/21/09	USD	994,695	CAD	1,125,000	78,820
11/20/09	USD	994,695	CAD	1,125,000	75,302
02/19/10	USD	994,695	CAD	1,125,000	74,001
05/21/10	USD	994,695	CAD	1,125,000	73,148
08/20/10	USD	994,695	CAD	1,125,000	72,230
11/19/10	USD	994,695	CAD	1,125,000	71,319
02/21/11	USD	994,695	CAD	1,125,000	68,592
					$678,138

CAD — Canadian Dollar
USD — U.S. Dollar

16. Subsequent Events

On December 3, 2008 and December 26, 2008, the Company redeemed MMP Stock with a liquidation value of $7,225,000 and $2,775,000, respectively. Following these redemptions, the Company had no MMP Stock outstanding.

The Board of Directors of the Company announced a change in the investment strategy of the Company effective December 1, 2008. The Company’s investment strategy has been expanded to allow the Company, under normal conditions, to invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of MLPs, including oil and gas exploitation, energy infrastructure and energy shipping companies.

Although the Company has previously elected to be treated as a RIC, due to the rebalancing in its portfolio, effective December 1, 2008 the Company estimates it will be treated as a taxable corporation for federal and state income tax purposes. The Company will be obligated to pay federal and state income tax on its taxable income. The Company will record a deferred tax liability or deferred tax asset to reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes, subject to a valuation allowance for deferred tax assets as appropriate. As a result of the change in tax status, at a 37.02 percent tax rate, the net increase to the Company’s net asset value would have been approximately $1.19 per share as of November 30, 2008. This is comprised of a gross deferred tax asset of approximately $3.95 per share, less a valuation allowance of $2.76 per share.

2008 Annual Report     19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Corporation at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 20, 2009

20     Tortoise North American Energy Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008

	Position(s) Held with		Number of	Other
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Overseen by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None

John R. Graham (Born 1945)	Director since 2005	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company); and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank

Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes TYG, TYY, TTO, two private investment companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO and two private investment companies.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2008 Annual Report     21

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008

	Position(s) Held with		Number of	Other
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Overseen by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Interested Directors and Officers (2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None

Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of each of the Company and TYY from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYY from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYY from November 2005 to April 2008, of TTO and one of the two private investment companies from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.	6	None

Rob Thummel (Born 1972)	President since September 2008	Investment Analyst of our Adviser since 2004; formerly, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004, and a Senior Auditor at Ernst & Young from 1995 to 1998.	N/A	None

David J. Schulte (Born 1961)	Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President of the Company from inception to September 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the two private investment companies since 2007; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.	N/A	None

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG and the two private investment companies since 2007; Secretary of each of the Company, TYG, TYY and TTO from their inception to April 2007; CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYY since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG and the two private investment companies since 2007; Assistant Treasurer of the Company, TYG and TYY from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TTO, two private investment companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO and two private investment companies.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

22     Tortoise North American Energy Corp.

ADDITIONAL INFORMATION (Unaudited)

Notice to Stockholders

For stockholders that do not have a November 30, 2008 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2008, the Company is designating the following items with regard to distributions paid during the year.

Common Stock Distributions

Long Term (15% Rate) Capital Gain Distribution(1)	Return of Capital Distributions	Total Distributions
6.46%	93.54%	100.00%

Preferred Stock Distributions

Long Term (15% Rate) Capital Gain Distribution(1)	Return of Capital Distributions	Total Distributions
0.00%	100.00%	100.00%

(1)	The Company designates this distribution as long-term capital gain dividends per IRC Code Sec. 852(b)(3)(C).

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended November 30, 2008, the aggregate compensation paid by the Company to the independent directors was $90,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions

2008 Annual Report     23

ADDITIONAL INFORMATION (Unaudited)
(Continued)

payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2008, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other funds with similar investment objectives and strategies.

The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (1.00 percent of the Company’s average monthly Managed Assets) is below the average of the fees charged in comparable closed-end MLP funds. The Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009. The Directors concluded that the fees and expenses that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in some cases lower than, the fees charged by advisors to comparable funds.

Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

24     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 11/30/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$75
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$692
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$414
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$162
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/08)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

 …Steady Wins®

     Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2008	FYE 11/30/2007
Audit Fees	$92,000	$76,000
Audit-Related Fees	$3,000	$15,000
Tax Fees	$26,000	$34,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$29,000	$49,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2008 and 2007, the Adviser incurred approximately $13,610 and $10,000 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, the Adviser paid $2,315 in 2008 and $12,000 in 2007 for general tax consulting services delivered in 2008 and 2006, respectively. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2008.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held
with Company
	and Length of	Principal Occupation
Name and Age*	Time Served	During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of each of the Company and Tortoise Energy Capital Corporation (“TYY”) from their inception through May 2006 and of Tortoise Energy Infrastructure Corporation (“TYG”) from 2004 through May 2006; Treasurer of each of the Company, TYG and TYY from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYY from November 2005 to April 2008, of Tortoise Capital Resources Corporation (“TTO”) and one of the two private investment companies advised by our Adviser from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.
David J. Schulte (Born 1961)	Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President of the Company from inception to September 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the two private investment companies since 2007; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.
Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG and the two private investment companies since 2007; Secretary of each of the Company, TYG, TYY and TTO from their inception to April 2007; CFA designation since 1998.
Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYY since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG and the two private investment companies since 2007; Assistant Treasurer of the Company, TYG and TYY from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Messrs. Birzer and Matlack also serve as directors of TYG, TYY, and the two private investment companies advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYG, TYY, TTO, and the two private investment companies.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,106,992,297	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Zachary A. Hamel
Registered investment companies	4	$1,106,992,297	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Kenneth P. Malvey
Registered investment companies	4	$1,106,992,297	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Terry Matlack
Registered investment companies	4	$1,106,992,297	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—
David J. Schulte
Registered investment companies	4	$1,106,992,297	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary benefits provided by investment advisers. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2008:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	None
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$50,000-$100,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/08-6/30/08
Month #2	0	0	0	0
7/1/08-7/31/08
Month #3	0	0	0	0
8/1/08-8/31/08
Month #4	0	0	0	0
9/1/08-9/30/08
Month #5	0	0	0	0
10/1/08-10/31/08
Month #6	0	0	0	0
11/1/08-11/30/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 3, 2009

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 3, 2009